LEASE	9 Months Ended
Sep. 30, 2023
LEASE
LEASE

NOTE 5. LEASE

In January 2011, the Company entered into a lease (the “Lease”) with Concourse Associates, LLC (the “Landlord”) for its headquarters located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina (the “Premises”). The Lease was amended in August 2015, March 2016 and April 2021 to extend the term for the 5,954 square foot rental. Pursuant to the Amendment dated April 2021, the existing lease term was extended through June 30, 2024 and the annual base rent of $125,034 would increase 2.5% annually for lease years two and three. On February 7, 2023, the Company entered into a Lease Termination Agreement with the Landlord, with respect to the Premises. As consideration for the Landlord’s entry into the Lease Termination Agreement, including a release of any claims the Landlord may have had against the Company under the Lease, the Company paid the Landlord $169,867. Pursuant to the Lease Termination Agreement, effective February 8, 2023, the Company has no remaining rent or further obligations to the Landlord pursuant to the Lease.

The Company performed an evaluation of its other contracts with customers and suppliers in accordance with ASC 842, Leases, and determined that, except for the Lease described above, none of the Company’s contracts contain a lease.

The Company owns no real property. Beginning November 1, 2022, we maintain a membership providing dedicated office space, as well as shared services and shared space for meetings, catering, and other business activities, at our principal executive office relocated to 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.

The current rent is approximately $750 per month.